    As filed with the Securities and Exchange Commission on June 22, 1998
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                             ---------------------

                                   COM21, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                       94-3201698
 (State or other jurisdiction                  (IRS Employer Identification No.)
of incorporation or organization)

                                750 TASMAN DRIVE
                           MILPITAS, CALIFORNIA 95035
               (Address of principal executive offices) (Zip Code)

                             ---------------------

                                   COM21, INC.
                            1998 STOCK INCENTIVE PLAN
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)

                             ---------------------

                                 PETER D. FENNER
                             CHIEF EXECUTIVE OFFICER
                                   COM21, INC.
                                750 TASMAN DRIVE
                           MILPITAS, CALIFORNIA 95035
                     (Name and address of Agent for service)
                                 (408) 953-9100
          (Telephone number, including area code, of agent for service)

                             ---------------------

                                       CALCULATION OF REGISTRATION FEE
=======================================================================================================
                                                        Proposed        Proposed
         Title of                                       Maximum         Maximum
        Securities                     Amount           Offering        Aggregate        Amount of
           to be                        to be           Price           Offering        Registration
        Registered                  Registered(1)     per Share(2)      Price(2)            Fee
        ----------                  -------------     ------------      --------            ---
1998 Stock Incentive Plan
 Common Stock, $0.001 par value    2,795,080 shares   $ 15.85        $ 44,302,018       $ 13,069.10
                                                       -----------    -----------        ----------
1998 Employee Stock Purchase Plan
 Common Stock, $0.001 par value    250,000 shares     $ 15.85        $ 3,962,500        $ 1,168.94
                                                       -----------    -----------        ----------
                                                                     Aggregate Filing Fee:  $ 14,238.04
                                                                                             ----------
=======================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Com21, Inc. 1998 Stock Incentive Plan and 1998 Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of the Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended (the "1933 Act"), on the basis of the average of the high and low selling prices per share of the Registrant's Common Stock on June 18, 1998, as reported on the Nasdaq National Market.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3.  Incorporation of Documents by Reference

        Com21, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

        (a) The Registrant's Registration Statement No. 333-48107 on Form S-1 filed with the Commission on March 17, 1998, together with the amendments thereto on Forms S-1/A filed with the Commission on April 24, 1998, May 7, 1998, May 19, 1998 and May 21, 1998;

        (b) The Registrant's prospectus filed with the Commission on May 22, 1998 under SEC Rule 424(b)(4) in connection with Registrant's Registration Statement No. 333-48107, in which there is set forth the audited financial statements for the Registrant's fiscal year ended December 31, 1997; and

        (c) The Registrant's Registration Statement No. 000-24009 on Form 8-A filed with the Commission on April 8, 1998, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

        All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "1934 Act") after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.  Description of Securities

         Not Applicable.

Item 5.  Interests of Named Experts and Counsel

         Not Applicable.


Item 6.  Indemnification of Directors and Officers

        The Registrant's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for (i) any breach of their duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) any transaction from which the director derives an improper personal benefit.

        The Registrant's Bylaws provide that the Registrant shall indemnify its directors and may indemnify its officers, employees and other agents to the fullest extent permitted by law. The Registrant believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of an indemnified party in connection with the defense of any action or proceeding arising out of such party's status or service as a director, officer, employee or other agent of the Company upon an undertaking by such party to repay such advances if it is ultimately determined that such party is not entitled to indemnification.

Item 7.  Exemption from Registration Claimed

         Not Applicable.

Item 8.  Exhibits

Exhibit Number    Exhibit
     4            Instruments Defining the Rights of Stockholders.  Reference is made to Registrant's
                  Registration Statement No. 000-24009 on Form 8-A, and the exhibits thereto, which are incorporated herein by reference pursuant to Item 3(c).
     5            Opinion and consent of Brobeck, Phleger & Harrison LLP.
    23.1          Independent Auditors' Consent
    23.2          Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
    24            Power of Attorney.  Reference is made to page II-4 of this Registration Statement.
    99.1          Com21, Inc. 1998 Stock Incentive Plan.
    99.2          Form of Notice of Grant of Stock Option.
    99.3          Form of Stock Option Agreement.
    99.4          Form of Addendum to Stock Option Agreement (Limited Stock Appreciation Right)
    99.5          Form of Addendum to Stock Option Agreement (Involuntary Termination Following Corporate
                  Transaction/Change In Control)
    99.6          Form of Stock Issuance Agreement
    99.7          Form of Addendum to Stock Issuance Agreement (Involuntary Termination Following
                  Corporate Transaction/Change In Control)
    99.8          Form of Notice of Grant of Non-Employee Director of Automatic Stock Option (Initial Grant)
    99.9          Form of Notice of Grant of Non-Employee Director of Automatic Stock Option (Annual Grant)
    99.10         Form of Automatic Stock Option Agreement
    99.11         1998 Employee Stock Purchase Plan.
    99.12         Form of Employee Stock Purchase Plan Enrollment/Change Form.
    99.13         Form of Stock Purchase Agreement.
    99.14         Com21, Inc. 1995 Stock Option Plan


Item 9.  Undertakings

                  A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses
(1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1998 Stock Incentive Plan and 1998 Employee Stock Purchase Plan.

                  B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milpitas, State of California on this 17 day of June , 1998.

                                    COM21, INC.


                                    By:  /s/ Peter D. Fenner
                                        ----------------------------------------
                                         Peter D. Fenner
                                         President, Chief Executive Officer and
                                         Director



                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

               That the undersigned officers and directors of Com21, Inc., a Delaware corporation, do hereby constitute and appoint Peter D. Fenner and David
L. Robertson and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

               IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                              Title                                     Date
---------                              -----                                     ----

/s/ Peter D. Fenner                    President, Chief Executive Officer and   June 17, 1998
-------------------------------        Director (Principal Executive Officer)
Peter D. Fenner



/s/ Paul Baran                         Chairman of the Board of Directors       June 17, 1998
-------------------------------
Paul Baran


Signature                              Title                                        Date
---------                              -----                                        ----


/s/ David L. Robertson                 Chief Financial Officer, Vice President,    June 17, 1998
-------------------------------        Finance and Secretary (Principal
David L. Robertson                     Financial Officer)




/s/ C. Richard Kramlich                Director                                    June 17, 1998
-------------------------------
C. Richard Kramlich



/s/ Scott J. Loftesness                Director                                    June 17, 1998
-------------------------------
Scott J. Loftesness



/s/ Robert C. Hawk                     Director                                    June 17, 1998
-------------------------------
Robert C. Hawk



/s/ William R. Hearst, III             Director                                    June 17, 1998
-------------------------------
William R. Hearst, III



                                       Director                                               , 1998
-------------------------------                                                    -----------
Robert A. Hoff



                                       Director                                               , 1998
-------------------------------                                                    -----------
Robert W. Wilmot


                                  EXHIBIT INDEX


Exhibit Number    Exhibit
     4            Instruments Defining the Rights of Stockholders.  Reference is made to Registrant's
                  Registration Statement No. 000-24009 on Form 8-A, and the exhibits thereto, which are incorporated herein by reference pursuant to Item 3(c).
     5            Opinion and consent of Brobeck, Phleger & Harrison LLP.
    23.1          Independent Auditors' Consent
    23.2          Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
    24            Power of Attorney.  Reference is made to page II-4 of this Registration Statement.
    99.1          Com21, Inc. 1998 Stock Incentive Plan.
    99.2          Form of Notice of Grant of Stock Option.
    99.3          Form of Stock Option Agreement.
    99.4          Form of Addendum to Stock Option Agreement (Limited Stock Appreciation Right)
    99.5          Form of Addendum to Stock Option Agreement (Involuntary Termination Following Corporate
                  Transaction/Change In Control)
    99.6          Form of Stock Issuance Agreement
    99.7          Form of Addendum to Stock Issuance Agreement (Involuntary Termination Following
                  Corporate Transaction/Change In Control)
    99.8          Form of Notice of Grant of Non-Employee Director of Automatic Stock Option (Initial Grant)
    99.9          Form of Notice of Grant of Non-Employee Director of Automatic Stock Option (Annual Grant)
    99.10         Form of Automatic Stock Option Agreement
    99.11         1998 Employee Stock Purchase Plan.
    99.12         Form of Employee Stock Purchase Plan Enrollment/Change Form.
    99.13         Form of Stock Purchase Agreement.
    99.14         Com21, Inc. 1995 Stock Option Plan